                            Computational Materials


                                 $1,049,318,000
                                 (Approximate)

                  ContiMortgage Home Equity Loan Trust 1998-4





   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

                       TERM SHEET DATED DECEMBER 1, 1998
                  ContiMortgage Home Equity Loan Trust 1998-4
                          $1,049,318,000 (Approximate)


                                 ContiMortgage
                              Seller and Servicer

                             ContiWest Corporation
                                     Seller

                      ContiSecurities Asset Funding Corp.
                                   Depositor

                             Transaction Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                             Average
                                                        Expected Ratings        Life          Payment              Final
    Class       Class Size          Tranche Type       (Moody's/S&P/Fitch)   (years)         Window(1)         Maturity Date
                                                                                (1)
--------------------------------------------------------------------------------------------------------------------------------
   A-F      $1,000,000,000       Fixed Pass Through        Aaa/AAA/AAA          3.01     92 01/99 - 08/06         [12/29]
--------------------------------------------------------------------------------------------------------------------------------
   B-F          49,318,000        Fixed Subordinate       Baa2/BBB-/BBB         5.14     56 01/02 - 08/06         [12/29]
--------------------------------------------------------------------------------------------------------------------------------
  Total     $1,049,318,000               --                    --                --              --
--------------------------------------------------------------------------------------------------------------------------------

        (1) Run to 10% call.  See "Pricing Prepayment Speed" below.

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   Credit Suisse First Boston (Sole manager)

Structure:                  The Fixed Rate Loan Group consists of agency
                            eligible fixed rate collateral and will support
                            Class A-F and Class B-F.

Pricing Prepayment Speed:   130% of the prepayment assumption (the "FRM PPC")
                            will be applied to the Fixed Rate Collateral for pricing purposes. 130% PPC for the Fixed Rate
                            Collateral describes prepayments starting at 5.2%
                            CPR in month 1, increasing by 1.8909% CPR per month
                            26% CPR in month 12, and remaining at 26% CPR thereafter.

Statistical Calculation     Close of Business November 16, 1998.
Date:

Cut-Off Date:               Close of Business December 7, 1998.

Expected Pricing Date:      Thursday, December 3, 1998 or Friday, December 4,
                            1998.
Expected Settlement:        December 17, 1998 through DTC, Euroclear or CEDEL.

Accrued Interest:           9 days of accrued interest (from December 8, 1998).

Distribution Dates:         The 15th of each month, beginning January, 1999.

AAA Credit Enhancement:     MBIA Guarantee on Class A-F Certificates, 4.70%
                            Class B-F Certificates, 2.30% targeted
                            overcollateralization and excess spread.

Optional Call:              10% Clean-up call.

Tax Status:                 REMIC.

ERISA Eligibility:          The Class A-F Certificates are ERISA eligible.  The
                            Class B-F Certificates are not ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

Credit Enhancement

Class A-F Credit Enhancement:
     1.   Excess spread;
     2. Overcollateralization building up to a requirement of 2.30% of the original loan balance of the Fixed Rate Loan Group;
     3. Subordination of Class B-F certificates, initially totaling 4.70% of the original loan balance of the Fixed Rate Loan Group;
     4.   MBIA surety wrap.

Class B-F Credit Enhancement:
     1.   Excess spread;
     2. Overcollateralization building up to a requirement of 2.30% of the original loan balance of the Fixed Rate Loan Group.


(1) Excess Spread
 o Excess spread will generally equal the difference between the interest payments received on the aggregate home equity loans in the Fixed Rate Loan Group net of the Servicing Fee, Certificate Insurer Fee, Trustee Fee, and Certificate Interest.


(2) Overcollateralization
     1. Before the Stepdown Date, overcollateralization initially builds to 2.30% of the original loan balance of the Fixed Rate Loan Group (subject to rating agency and MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 4.60% of the outstanding loan balance of the Fixed Rate Loan Group;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the original loan balance of the Fixed Rate Loan Group (subject to rating agency and MBIA trigger events);
     4. There will be no funding of the overcollateralization for the first 4 months of the transaction (until May 1999).


(3) Subordination
 o There will be a Class B-F Certificate in the amount of 4.70% of the original loan balance of the Fixed Rate Loan Group to provide credit enhancement to the Class A-F Certificates.


(4) Surety Wrap
 o The Class A-F Certificates will have the benefit of an insurance guarantee with respect to the timely payment of interest and the ultimate payment of principal issued by MBIA.



   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials



Cashflow Priority
o Interest and Principal Collections from the Fixed Rate Loan Group (net of Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority prior to the Stepdown Date if no trigger event is in effect:
     1.  Current Interest and Carry-Forward Interest to the Class A-F
         Certificates;
     2.  Current Interest to the Class B-F Certificates;
     3. The Class A-F principal distribution amount based on the applicable targeted credit enhancement to the Class A-F Certificates;
     4. Once Class A-F Certificates have been retired, remaining principal distributions to the Class B-F Certificate until retired;
     5.  Class B-F Interest Carry Forward Amount;
     6.  Unpaid Class B-F Realized Loss Amortization Amounts.

o Interest and Principal Collections from the Fixed Rate Loan Group (net of Servicing, Certificate Insurer, and Trustee Fees) will be allocated in the following priority on and after the Stepdown Date if no trigger event is in effect:
     1.    Current Interest and Carry-Forward Interest to the Class A-F
           Certificates;
     2.    Current Interest to the Class B-F Certificates;
     3. The Class A-F principal distribution amount based on the applicable targeted credit enhancement to the Class A-F Certificates;
     4. The Class B-F principal distribution amount based on the applicable targeted credit enhancement to the Class B-F Certificate;
     5.    Class B-F Interest Carry Forward Amount;
     6.    Unpaid Class B-F Realized Loss Amortization Amounts.

     Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B-F Certificates.




   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

 Target Credit Enhancement for the Fixed Rate Loan Group on and after the Stepdown date assuming no Delinquency Trigger Event is in effect:
o Pay Class A-F Certificates and Class B-F Certificates pro-rata in accordance with the enhancement targets, equal to 2.0 times the initial enhancement for each class:
                                                     Target Credit Enhancement
                             Targeted % of Pool
     Class A-F                      86.00%                     14.00%
     Class B-F                       9.40%                      4.60%
     Overcollateralization           4.60%
                                   -------
                                   100.00%


Fixed Rate Loan Group Stepdown Date:
 o The earlier to occur of: (i) the later of (x) the 37th Payment Date (January 2002) and (y) the first Payment Date on which the Class A-F Enhancement Percentage is at least 14.00% and (ii) when the Class A-F Certificates are retired.

Class A-F Principal Distribution Amount:
 o Before the Stepdown Date, the Class A-F Certificates receive 100% of the collateral principal collections and the excess spread to build to a required overcollateralization target of 2.30%. After the Stepdown Date, the Class A-F Certificates receive principal distributions to maintain 14.00% credit enhancement (assuming no Trigger Event is in effect).

Class A-F Enhancement Percentage:
 o Percentage equivalent of a fraction, the numerator of which is the excess of (x) the outstanding loan balance of the Fixed Rate Loan Group for such Payment Date over (y) the Class A-F Certificate Principal Balance after taking into account the payment of the Class A-F Principal Distribution Amount on such Payment Date, assuming that no Delinquency Trigger Event is in effect and the denominator of which is the outstanding loan balance of the Fixed Rate Loan Group.

Fixed Rate Loan Group Delinquency Trigger:
 o   After the Stepdown Date, a Fixed Rate Loan Group Delinquency Trigger
     Event has occurred if on any Payment Date [85.25]% of the 3-month rolling average 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) with respect to the Fixed Rate Loan Group equals or exceeds the Class A-F Enhancement Percentage (14.00% = 2.00 X 7.00%); i.e., when the 3-month rolling average of 60+ Day Delinquencies with respect to the Fixed Rate Loan Group equals or exceeds [16.42]% (14.00% / [85.25]%).
 o If a Fixed Rate Loan Group Delinquency Trigger Event is in effect, the Class A-F Certificates will receive 100% of all principal until the credit enhancement equals or exceeds [85.25]% of the 3 Month Rolling Average of 60+ Day Delinquencies with respect to the Fixed Rate Loan Group. During a Delinquency Trigger Event, overcollateralization will not be released.


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

     Fixed Rate Loan Group Cumulative Realized Loss Trigger Event:
O A Fixed Rate Loan Group Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses for the Fixed Rate Loan Group expressed as a percentage of the original loan balance of Fixed Rate Loan Group equals or exceeds the following amounts:

          Date                                         Percentages
          ----                                         -----------
          January 1999- December 2000                     1.05%
          January 2001- December 2001                     1.80%
          January 2002- December 2002                     2.40%
          January 2003- December 2003                     2.85%
          January 2004 and thereafter                     3.00%


o Upon the occurrence and during the continuance of a Fixed Rate Loan Group Cumulative Realized Loss Trigger Event, the Fixed Rate Loan Group overcollateralization amount shall increase to 3.6% of the original balance of the Fixed Rate Loan Group.




   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                     Fixed Rate Collateral Characteristics
-------------------------------------------------------------------------------
Total Outstanding Balance:              $802,634,679
-------------------------------------------------------------------------------
Number of Loans:                        12,470
-------------------------------------------------------------------------------
Average Remaining Balance:              $64,365
-------------------------------------------------------------------------------
Interest Rate Index:                    100.00% fixed-rate loans
-------------------------------------------------------------------------------
WA Gross Coupon:                        10.35%
-------------------------------------------------------------------------------
Original Weighted Average Term:         272 months
-------------------------------------------------------------------------------
Remaining Weighted Average Term:        271 months
-------------------------------------------------------------------------------
WA Seasoning:                           1 month
-------------------------------------------------------------------------------
Lien Position:                          94.82% first / 5.18% second
-------------------------------------------------------------------------------
WA Original LTV Ratio:                  76.45%
-------------------------------------------------------------------------------
WA Original CLTV Ratio:                 79.29%
-------------------------------------------------------------------------------
WA Debt to Income Ratio:                37.34%
-------------------------------------------------------------------------------
Credit Grade:                           66.06% A
-------------------------------------------------------------------------------
                                        21.47% B
-------------------------------------------------------------------------------
                                        10.60% C
-------------------------------------------------------------------------------
                                        1.86% D
-------------------------------------------------------------------------------
Documentation:                          91.55% full documentation
-------------------------------------------------------------------------------
                                        5.17% limited documentation
-------------------------------------------------------------------------------
                                        3.28% no documentation
-------------------------------------------------------------------------------
Property Type:                          86.58% single family detached
-------------------------------------------------------------------------------
                                        5.77% 2-4 family
-------------------------------------------------------------------------------
                                        3.17% manufactured housing
-------------------------------------------------------------------------------
                                        1.87% single family attached
-------------------------------------------------------------------------------
                                        1.62% PUD
-------------------------------------------------------------------------------
                                        0.75% condo
-------------------------------------------------------------------------------
                                        0.25% mixed use
-------------------------------------------------------------------------------
Owner Occupancy:                        94.12% owner occupied, 5.88% investor
                                          owned
-------------------------------------------------------------------------------
Loan Purpose:                           49.79% debt consolidation
-------------------------------------------------------------------------------
                                        23.96% cash-out refinance
-------------------------------------------------------------------------------
                                        9.21% purchase
-------------------------------------------------------------------------------
                                        6.02% rate & term refinance
-------------------------------------------------------------------------------
                                        2.82% home improvement
-------------------------------------------------------------------------------
                                        8.20% other
-------------------------------------------------------------------------------
Geographic Distribution:                MI (9.97%), OH (9.51%), IL (7.46%)
-------------------------------------------------------------------------------
(all states (Greter than) = 5.00%)      PA (6.47%),FL (6.12%), CA (5.04%)
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials


--------------------------------------------------------------------------------
                              State Distribution
--------------------------------------------------------------------------------

                        Number of Home     Aggregate Loan   % of Aggregate Loan
State                    Equity Loans          Balance           Balance
--------------------------------------------------------------------------------
Alaska                              1           40,000.00                    0
--------------------------------------------------------------------------------
Arizona                           251       17,329,018.56                 2.16
--------------------------------------------------------------------------------
Arkansas                           80        4,221,650.24                 0.53
--------------------------------------------------------------------------------
California                        433       40,426,277.35                 5.04
--------------------------------------------------------------------------------
Colorado                          155       14,034,844.52                 1.75
--------------------------------------------------------------------------------
Connecticut                        66        5,054,150.61                 0.63
--------------------------------------------------------------------------------
Delaware                           18        1,208,379.58                 0.15
--------------------------------------------------------------------------------
Florida                           779       49,125,181.93                 6.12
--------------------------------------------------------------------------------
Georgia                           426       27,581,530.79                 3.44
--------------------------------------------------------------------------------
Idaho                              29        1,960,304.59                 0.24
--------------------------------------------------------------------------------
Illinois                          890       59,864,867.47                 7.46
--------------------------------------------------------------------------------
Indiana                           636       34,816,412.19                 4.34
--------------------------------------------------------------------------------
Iowa                               81        4,526,728.16                 0.56
--------------------------------------------------------------------------------
Kansas                             58        3,056,930.93                 0.38
--------------------------------------------------------------------------------
Kentucky                          305       18,192,429.30                 2.27
--------------------------------------------------------------------------------
Louisiana                         207       10,462,974.44                  1.3
--------------------------------------------------------------------------------
Maine                              30        1,791,946.35                 0.22
--------------------------------------------------------------------------------
Maryland                          261       19,764,741.12                 2.46
--------------------------------------------------------------------------------
Massachusetts                     170       13,983,984.30                 1.74
--------------------------------------------------------------------------------
Michigan                        1,528       80,041,506.20                 9.97
--------------------------------------------------------------------------------
Minnesota                         144       10,994,556.67                 1.37
--------------------------------------------------------------------------------
Mississippi                       121        6,476,046.37                 0.81
--------------------------------------------------------------------------------
Missouri                          289       14,485,873.01                  1.8
--------------------------------------------------------------------------------
Montana                            24        1,264,150.58                 0.16
--------------------------------------------------------------------------------
Nebraska                           59        3,445,562.49                 0.43
--------------------------------------------------------------------------------
Nevada                             59        5,211,448.36                 0.65
--------------------------------------------------------------------------------
New Hampshire                      41        2,773,954.44                 0.35
--------------------------------------------------------------------------------
New Jersey                        190       16,754,895.49                 2.09
--------------------------------------------------------------------------------
New Mexico                        170       12,325,259.25                 1.54
--------------------------------------------------------------------------------
New York                          455       35,672,461.88                 4.44
--------------------------------------------------------------------------------
North Carolina                    594       37,061,919.38                 4.62
--------------------------------------------------------------------------------
North Dakota                        3           92,061.55                 0.01
--------------------------------------------------------------------------------
Ohio                            1,240       76,312,331.72                 9.51
--------------------------------------------------------------------------------
Oklahoma                           74        3,718,310.53                 0.46
--------------------------------------------------------------------------------
Oregon                             60        4,735,128.05                 0.59
--------------------------------------------------------------------------------
Pennsylvania                      850       51,916,764.25                 6.47
--------------------------------------------------------------------------------
Rhode Island                       59        3,925,538.05                 0.49
--------------------------------------------------------------------------------
South Carolina                    264       16,193,644.63                 2.02
--------------------------------------------------------------------------------
South Dakota                       10          637,451.09                 0.08
--------------------------------------------------------------------------------
Tennessee                         258       16,438,700.12                 2.05
--------------------------------------------------------------------------------
Texas                             466       29,429,466.18                 3.67
--------------------------------------------------------------------------------
Utah                              121       10,277,656.37                 1.28
--------------------------------------------------------------------------------
Vermont                             7          519,403.91                 0.06
--------------------------------------------------------------------------------
Virginia                          171       11,353,720.57                 1.41
--------------------------------------------------------------------------------
Washington                         97        8,139,245.51                 1.01
--------------------------------------------------------------------------------
Washington DC                      42        3,298,919.34                 0.41
--------------------------------------------------------------------------------
West Virginia                      76        4,452,233.57                 0.55
--------------------------------------------------------------------------------
Wisconsin                         114        6,762,661.55                 0.84
--------------------------------------------------------------------------------
Wyoming                             8          481,455.46                 0.06
--------------------------------------------------------------------------------

TOTAL                          12,470      802,634,679.00               100.00
--------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

--------------------------------------------------------------------------------
                     Original Combined Loan to Value Ratio
--------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Original CLTV's       Equity Loans         Balance       Loan Balance
--------------------------------------------------------------------------------
 0.01 -  10.00                            2          33,400.55            0.00
--------------------------------------------------------------------------------
10.01 -  15.00                           11         259,185.07            0.03
--------------------------------------------------------------------------------
15.01 -  20.00                           25         676,464.49            0.08
--------------------------------------------------------------------------------
20.01 -  25.00                           34         994,730.48            0.12
--------------------------------------------------------------------------------
25.01 -  30.00                           34       1,090,295.48            0.14
--------------------------------------------------------------------------------
30.01 -  35.00                           81       2,413,593.97            0.30
--------------------------------------------------------------------------------
35.01 -  40.00                          105       3,769,705.72            0.47
--------------------------------------------------------------------------------
40.01 -  45.00                          136       5,591,149.29            0.70
--------------------------------------------------------------------------------
45.01 -  50.00                          283      10,974,847.54            1.37
--------------------------------------------------------------------------------
50.01 -  55.00                          222      10,593,661.93            1.32
--------------------------------------------------------------------------------
55.01 -  60.00                          351      17,844,375.47            2.22
--------------------------------------------------------------------------------
60.01 -  65.00                          524      28,114,105.81            3.50
--------------------------------------------------------------------------------
65.01 -  70.00                          856      47,721,602.08            5.95
--------------------------------------------------------------------------------
70.01 -  75.00                        1,420      87,370,891.56           10.89
--------------------------------------------------------------------------------
75.01 -  80.00                        3,091     209,017,178.82           26.04
--------------------------------------------------------------------------------
80.01 -  85.00                        2,547     180,596,769.34           22.50
--------------------------------------------------------------------------------
85.01 -  90.00                        2,579     185,251,941.11           23.08
--------------------------------------------------------------------------------
90.01 -  95.00                          161      10,028,064.82            1.25
--------------------------------------------------------------------------------
90.01 - 100.00                            8         292,715.47            0.04
--------------------------------------------------------------------------------

TOTAL                                12,470     802,634,679.00          100.00
--------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                           Original LTV Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Original LTV's        Equity Loans         Balance       Loan Balance
--------------------------------------------------------------------------------
 0.01 -  10.00                           53        857,060.41            0.11
--------------------------------------------------------------------------------
10.01 -  15.00                          270      5,561,109.03            0.69
--------------------------------------------------------------------------------
15.01 -  20.00                          354      8,686,012.41            1.08
-------------------------------------------------------------------------------
20.01 -  25.00                          298      8,890,990.48            1.11
-------------------------------------------------------------------------------
25.01 -  30.00                          224      7,578,854.13            0.94
-------------------------------------------------------------------------------
30.01 -  35.00                          172      6,114,266.36            0.76
-------------------------------------------------------------------------------
35.01 -  40.00                          178      6,744,167.74            0.84
-------------------------------------------------------------------------------
40.01 -  45.00                          170      7,268,210.80            0.91
-------------------------------------------------------------------------------
45.01 -  50.00                          301     12,123,056.20            1.51
-------------------------------------------------------------------------------
50.01 -  55.00                          221     10,779,462.04            1.34
-------------------------------------------------------------------------------
55.01 -  60.00                          345     17,859,949.44            2.23
-------------------------------------------------------------------------------
60.01 -  65.00                          500     27,614,523.00            3.44
-------------------------------------------------------------------------------
65.01 -  70.00                          803     46,206,106.15            5.76
-------------------------------------------------------------------------------
70.01 -  75.00                        1,334     84,852,894.17           10.57
-------------------------------------------------------------------------------
75.01 -  80.00                        2,943    204,649,543.77           25.50
-------------------------------------------------------------------------------
80.01 -  85.00                        2,208    170,665,988.58           21.26
-------------------------------------------------------------------------------
85.01 -  90.00                        2,008    168,526,780.24           21.00
-------------------------------------------------------------------------------
90.01 -  95.00                           88      7,655,704.05            0.95
-------------------------------------------------------------------------------

TOTAL                                12,470    802,634,679.00          100.00
-------------------------------------------------------------------------------
   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                           Coupon Rate Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Coupon Rates          Equity Loans         Balance       Loan Balance
--------------------------------------------------------------------------------
6.01 -   6.50                             1         99,905.11            0.01
-------------------------------------------------------------------------------
6.51 -   7.00                             1         62,294.32            0.01
-------------------------------------------------------------------------------
7.01 -   7.50                            36      3,337,191.38            0.42
-------------------------------------------------------------------------------
7.51 -   8.00                           157     13,559,275.72            1.69
-------------------------------------------------------------------------------
8.01 -   8.50                           428     36,285,718.13            4.52
-------------------------------------------------------------------------------
8.51 -   9.00                         1,079     87,345,519.85           10.88
-------------------------------------------------------------------------------
9.01 -   9.50                         1,133     85,777,374.98           10.69
-------------------------------------------------------------------------------
9.51 -  10.00                         2,121    153,060,450.53           19.07
-------------------------------------------------------------------------------
10.01 -  10.50                        1,646    107,539,563.36            13.4
-------------------------------------------------------------------------------
10.51 -  11.00                        1,816    113,038,873.58           14.08
-------------------------------------------------------------------------------
11.01 -  11.50                        1,050     61,170,121.48            7.62
-------------------------------------------------------------------------------
11.51 -  12.00                        1,089     58,883,216.64            7.34
-------------------------------------------------------------------------------
12.01 -  12.50                          608     28,439,670.78            3.54
-------------------------------------------------------------------------------
12.51 -  13.00                          551     24,875,464.62             3.1
-------------------------------------------------------------------------------
13.01 -  13.50                          262     10,757,613.29            1.34
-------------------------------------------------------------------------------
13.51 -  14.00                          234      9,278,101.07            1.16
-------------------------------------------------------------------------------
14.01 -  14.50                           92      3,364,120.08            0.42
-------------------------------------------------------------------------------
14.51 -  15.00                           70      2,784,939.96            0.35
-------------------------------------------------------------------------------
15.01 -  15.50                           18        565,524.38            0.07
-------------------------------------------------------------------------------
15.51 -  16.00                           45      1,515,168.94            0.19
-------------------------------------------------------------------------------
16.01 -  16.50                           19        513,105.80            0.06
-------------------------------------------------------------------------------
16.51 -  17.00                           11        293,246.47            0.04
-------------------------------------------------------------------------------
17.01 -  17.50                            2         43,053.90            0.01
-------------------------------------------------------------------------------
17.51 -  18.00                            1         45,164.63            0.01
-------------------------------------------------------------------------------

TOTAL                                12,470    802,634,679.00          100.00
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                            Remaining Loan Balance
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Loan Balances         Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
0.01- 25,000.00                       1,267      24,507,968.80           3.05
-------------------------------------------------------------------------------
25,000.01- 50,000.00                  4,120     157,704,141.15          19.65
-------------------------------------------------------------------------------
50,000.01- 75,000.00                  3,426     210,152,723.73          26.18
-------------------------------------------------------------------------------
75,000.01- 100,000.00                 1,738     150,089,166.09          18.70
-------------------------------------------------------------------------------
100,000.01-125,000.00                   962     107,148,678.10          13.35
-------------------------------------------------------------------------------
125,000.01-150,000.00                   459      62,805,225.06           7.82
-------------------------------------------------------------------------------
150,000.01-175,000.00                   237      38,207,122.16           4.76
-------------------------------------------------------------------------------
175,000.01-200,000.00                   155      29,073,486.76           3.62
-------------------------------------------------------------------------------
200,000.01-225,000.00                    96      20,557,511.17           2.56
-------------------------------------------------------------------------------
225,000.01-250,000.00                     8       1,853,619.35           0.23
-------------------------------------------------------------------------------
250,000.01-300,000.00                     2         535,036.63           0.07
-------------------------------------------------------------------------------

TOTAL                                12,470     802,634,679.00         100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                 Property Type
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Property Type                  Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
Single Family Detached            10,874        694,945,756.60          86.58
-------------------------------------------------------------------------------
2-4 Family Residence                 595         46,299,775.77           5.77
-------------------------------------------------------------------------------
Manufactured Housing                 436         25,475,034.16           3.17
-------------------------------------------------------------------------------
Single Family Attached               287         14,969,713.18           1.87
-------------------------------------------------------------------------------
Planned Unit Development             158         12,977,784.98           1.62
-------------------------------------------------------------------------------
Condominium                          102          5,992,088.82           0.75
-------------------------------------------------------------------------------
Mixed Use                             18          1,974,525.49           0.25
-------------------------------------------------------------------------------

TOTAL                             12,470        802,634,679.00         100.00
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                             Debt to Income Ratio
-------------------------------------------------------------------------------
Range of Debt of              Number of Home    Aggregate Loan   % of Aggregate
Income Ratio                   Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
0.01 -   5.00                            4          460,577.78            0.06
-------------------------------------------------------------------------------
5.01 -  10.00                           92        4,422,894.00            0.55
-------------------------------------------------------------------------------
10.01 -  15.00                         328       14,246,056.73            1.77
-------------------------------------------------------------------------------
15.01 -  20.00                         636       32,879,418.04            4.10
-------------------------------------------------------------------------------
20.01 -  25.00                       1,029       57,180,780.47            7.12
-------------------------------------------------------------------------------
25.01 -  30.00                       1,513       88,897,213.92           11.08
-------------------------------------------------------------------------------
30.01 -  35.00                       1,734      108,184,369.45           13.48
-------------------------------------------------------------------------------
35.01 -  40.00                       2,112      140,701,844.64           17.53
-------------------------------------------------------------------------------
40.01 -  45.00                       2,411      166,300,839.26           20.72
-------------------------------------------------------------------------------
45.01 -  50.00                       2,392      170,848,671.04           21.29
-------------------------------------------------------------------------------
50.01 -  55.00                         202       17,010,503.49            2.12
-------------------------------------------------------------------------------
55.01 -  60.00                          17        1,501,510.18            0.19
-------------------------------------------------------------------------------

TOTAL                               12,470      802,634,679.00          100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         Months Remaining to Maturity
-------------------------------------------------------------------------------
Range of Months Remaining     Number of Home    Aggregate Loan   % of Aggregate
to Maturity                    Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
49   -   60                            16           321,463.02           0.04
-------------------------------------------------------------------------------
61   -  120                           395        12,755,825.29           1.59
-------------------------------------------------------------------------------
121   -  180                        5,592       326,184,210.37          40.64
-------------------------------------------------------------------------------
181   -  240                        1,290        70,402,337.36           8.77
-------------------------------------------------------------------------------
241   -  300                          146         8,995,946.94           1.12
-------------------------------------------------------------------------------
301   -  360                        5,031       383,974,896.02          47.84
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00         100.00
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                            Months of Original Term
-------------------------------------------------------------------------------
Range of Months of            Number of Home    Aggregate Loan   % of Aggregate
Original Term                  Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
49   -   60                            16          321,463.02            0.04
-------------------------------------------------------------------------------
61   -  120                           383       12,256,232.80            1.53
-------------------------------------------------------------------------------
121   -  180                        5,604      326,683,802.86            40.7
-------------------------------------------------------------------------------
181   -  240                        1,290       70,402,337.36            8.77
-------------------------------------------------------------------------------
241   -  300                          146        8,995,946.94            1.12
-------------------------------------------------------------------------------
301   -  360                        5,031      383,974,896.02           47.84
-------------------------------------------------------------------------------

TOTAL                              12,470      802,634,679.00          100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                            Loan Type Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Loan Type                      Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
Balloons                             3,532      235,549,666.55         29.35%
-------------------------------------------------------------------------------
Non-Balloons                         8,938      567,085,012.45         70.65%
-------------------------------------------------------------------------------

TOTAL                               12,470      802,634,679.00        100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                           Loan Purpose Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Loan Purpose                   Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
Debt Consolidation                  6,376       339,594,592.58         49.79%
-------------------------------------------------------------------------------
Cash-Out Refinance                  3,075       192,326,018.32         23.96%
-------------------------------------------------------------------------------
Rate & Term Refinance                 696        48,333,563.85          6.02%
-------------------------------------------------------------------------------
Purchase                              980        73,899,920.44          9.21%
-------------------------------------------------------------------------------
Home Improvement                      340        22,632,188.76          2.82%
-------------------------------------------------------------------------------
Other                               1,003        65,848,395.05          8.20%
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00        100.00%
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                            Seasoning Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Range of Months of Seasoning   Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
0 - 6                               12,330      794,589,526.69          99.00%
-------------------------------------------------------------------------------
7 - 12                                  96        5,694,009.45           0.71%
-------------------------------------------------------------------------------
13 - 24                                 30        1,653,346.75           0.21%
-------------------------------------------------------------------------------
25 - 36                                  2          198,473.62           0.02%
-------------------------------------------------------------------------------
36 +                                    12          499,592.49           0.06%
-------------------------------------------------------------------------------

TOTAL                               12,470      802,634,679.00         100.00%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Credit Rating Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Credit Rating                  Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
A                                   7,644       530,242,182.28          66.06
-------------------------------------------------------------------------------
B                                   2,835       172,346,976.64          21.47
-------------------------------------------------------------------------------
C                                   1,600        85,079,113.20          10.60
-------------------------------------------------------------------------------
D                                     391        14,966,406.88           1.86
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00         100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                               Occupancy Status
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Occupancy Status               Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
Owner Occupied                     11,587       755,427,070.01         94.12
-------------------------------------------------------------------------------
Investor Owned                        883        47,207,608.99          5.88
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00        100.00
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

-------------------------------------------------------------------------------
                        Documentation Type Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Documentation Type             Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
Full Documentation                 11,580       734,839,460.11         91.55
-------------------------------------------------------------------------------
Limited Documentation                 531        41,507,348.03          5.17
-------------------------------------------------------------------------------
No Documentation                      359        26,287,870.86          3.28
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00        100.00
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                         Days Delinquent Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Days Delinquent                Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
0 -  29                            12,186       785,156,198.39         97.83
-------------------------------------------------------------------------------
30 -  59                              269        16,702,938.54          2.08
-------------------------------------------------------------------------------
60 -  89                               15           775,542.07          0.10
-------------------------------------------------------------------------------

TOTAL                              12,470       802,634,679.00        100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          Lien Position Distribution
-------------------------------------------------------------------------------
                              Number of Home    Aggregate Loan   % of Aggregate
Lien Position                  Equity Loans         Balance       Loan Balance
-------------------------------------------------------------------------------
First Lien                          11,085      761,064,667.83         94.82
-------------------------------------------------------------------------------
Second Lien                          1,385       41,570,011.17          5.18
-------------------------------------------------------------------------------

TOTAL                               12,470      802,634,679.00        100.00
-------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                           Computational Materials

Average Life Sensitivity Tables (To Maturity)

                        PPC 0%      PPC 35%      PPC 65%    PPC 100%     PPC 130%     PPC 150%     PPC 175%     PPC 200%
Class A-F

Average Life:           16.09         8.74         5.90        4.14         3.25         2.82         2.41         2.08
Mod. Duration:           9.00         5.74         4.27        3.23         2.65         2.36         2.06         1.81
First Prin Pay:          1/99         1/99         1/99        1/99         1/99         1/99         1/99         1/99
Last Prin Pay:          10/28         2/28        10/24        4/18         3/14         3/13         1/11         5/09
Window (mos.)             358          350          310         232          183          171          145          125

Class B-F

Average Life:           22.47        14.39         9.89        6.93         5.39         4.75         4.21         3.87
Mod. Duration:           9.12         7.56         6.07        4.77         3.99         3.63         3.32         3.12
First Prin Pay:         10/13         2/07        11/03        4/02         1/02         1/02         1/02         2/02
Last Prin Pay:           3/28         8/23         6/16       10/12         9/09         3/08        10/06         9/05
Window (mos.)             174          199          152         127           93           75           58           44


Average Life Sensitivity Tables (To Call)

                        PPC 0%     PPC 35%      PPC 65%     PPC 100%     PPC 130%    PPC 150%     PPC 175%     PPC 200%
Class A-F

Average Life             15.98        8.30         5.65         3.86         3.01        2.61         2.23         1.93
Mod. Duration:            8.99        5.64         4.19         3.11         2.53        2.24         1.95         1.71
First Prin Pay            1/99        1/99         1/99         1/99         1/99        1/99         1/99         1/99
Last Prin Pay             9/26        4/17         5/13        11/08         8/06        7/05         7/04         9/03
Window (mos.)              333         220          173          119           92          79           67           57

Class B-F

Average Life             22.33       13.85         9.73         6.61         5.14        4.53         4.03         3.71
Mod. Duration:            9.11        7.47         6.03         4.66         3.88        3.52         3.22         3.02
First Prin Pay           10/13        2/07        11/03         4/02         1/02        1/02         1/02         2/02
Last Prin Pay             9/26        4/17         5/13        11/08         8/06        7/05         7/04         9/03
Window (mos.)              156         123          115           80           56          43           31           20


   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials

                  PPC 0%       PPC 35%      PPC 65%     PPC 100%     PPC 130%     PPC 150%    PPC 175%     PPC 200%
Class A-F
(To Maturity)

Initial Percent   100          100          100          100          100          100         100          100
12/15/99           97           92           88           82           78           75          71           68
12/15/00           95           84           74           63           55           49          43           37
12/15/01           94           76           62           49           38           32          25           19
12/15/02           93           69           53           38           29           23          18           13
12/15/03           91           63           44           30           21           16          11            8
12/15/04           89           57           38           23           15           11           7            5
12/15/05           87           51           32           18           11            8           5            3
12/15/06           85           46           27           14            8            5           3            1
12/15/07           83           41           23           11            6            4           2            1
12/15/08           80           37           20            9            4            2           1            0
12/15/09           78           34           17            7            3            1           0            0
12/15/10           75           30           14            5            2            1           0            0
12/15/11           72           27           12            4            1            0           0            0
12/15/12           68           24           10            3            1            0           0            0
12/15/13           40           14            5            1            0            0           0            0
12/15/14           38           12            4            1            0            0           0            0
12/15/15           36           11            4            0            0            0           0            0
12/15/16           34            9            3            0            0            0           0            0
12/15/17           32            8            2            0            0            0           0            0
12/15/18           29            7            2            0            0            0           0            0
12/15/19           27            6            1            0            0            0           0            0
12/15/20           25            5            1            0            0            0           0            0
12/15/21           23            4            1            0            0            0           0            0
12/15/22           21            4            0            0            0            0           0            0
12/15/23           18            3            0            0            0            0           0            0
12/15/24           15            2            0            0            0            0           0            0
12/15/25           12            1            0            0            0            0           0            0
12/15/26            8            1            0            0            0            0           0            0
12/15/27            4            0            0            0            0            0           0            0
12/15/28            0            0            0            0            0            0           0            0

Average Life:   16.09         8.74         5.90         4.14         3.25         2.82        2.41         2.08
First Prin Pay:  1/99         1/99         1/99         1/99         1/99         1/99        1/99         1/99
Last Prin Pay:  10/28         2/28        10/24         4/18         3/14         3/13        1/11         5/09

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]

                CONTIMORTGAGE HOME EQUITY LOAN TRUST 1998-4
                            Computational Materials


                  PPC 0%      PPC 35%      PPC 65%     PPC 100%    PPC 130%     PPC 150%     PPC 175%     PPC 200%

Class B-F
(to Maturity)

Initial Percent     100          100          100          100         100          100          100          100
12/15/99            100          100          100          100         100          100          100          100
12/15/00            100          100          100          100         100          100          100          100
12/15/01            100          100          100          100         100          100          100          100
12/15/02            100          100          100           84          63           52           39           30
12/15/03            100          100           98           66          46           36           25           15
12/15/04            100          100           84           52          33           24           13            5
12/15/05            100          100           71           41          24           14            5            0
12/15/06            100          100           61           32          15            6            0            0
12/15/07            100           92           51           25           8            1            0            0
12/15/08            100           83           43           18           3            0            0            0
12/15/09            100           75           37           12           0            0            0            0
12/15/10            100           67           31            7           0            0            0            0
12/15/11            100           60           26            3           0            0            0            0
12/15/12            100           53           21            0           0            0            0            0
12/15/13             88           30            6            0           0            0            0            0
12/15/14             84           27            3            0           0            0            0            0
12/15/15             80           24            1            0           0            0            0            0
12/15/16             75           20            0            0           0            0            0            0
12/15/17             70           16            0            0           0            0            0            0
12/15/18             65           12            0            0           0            0            0            0
12/15/19             61            9            0            0           0            0            0            0
12/15/20             56            7            0            0           0            0            0            0
12/15/21             51            4            0            0           0            0            0            0
12/15/22             45            2            0            0           0            0            0            0
12/15/23             39            0            0            0           0            0            0            0
12/15/24             33            0            0            0           0            0            0            0
12/15/25             26            0            0            0           0            0            0            0
12/15/26             16            0            0            0           0            0            0            0
12/15/27              3            0            0            0           0            0            0            0
12/15/28              0            0            0            0           0            0            0            0

Average Life:     22.47        14.39         9.89         6.93        5.39         4.75         4.21         3.87
First Prin Pay:   10/13         2/07        11/03         4/02        1/02         1/02         1/02         2/02
Last Prin Pay:     3/28         8/23         6/16        10/12        9/09         3/08        10/06         9/05

   Note: Percentages may not add to 100.00% due to rounding.

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

   [LOGO]